CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350,

AS ADOPTED PURSUANT TO

SECTION 906 OF THE U.S. SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Jewett-Cameron Trading Company Ltd. (the “Company”) on Form 10-K/A for the period ended August 31, 2003 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), each of the undersigned officers of the Company does hereby certify, to such officer’s knowledge, that, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:

(1)

The Report fully complies with the requirements of section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)

The information contained in this Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:   December 19, 2003                             Signed:    /s/ Donald M. Boone

      Donald M. Boone, President and CEO

Date:   December 19, 2003                              Signed:   /s/ Michael C. Nasser

                                                                 Michael C. Nasser, Corporate Secretary